                                                                EXHIBIT 10.18

                              CONSULTING AGREEMENT

 THIS AGREEMENT is made and dated for reference the first day of January, 1999.


                  DYNAMOTIVE TECHNOLOGIES CORPORATION
                  -----------------------------------
                  105-1700 West 75th Avenue,
                  Vancouver, British Columbia V6P 6G2

                                                     (the "Company")

AND

                  RUSHWIND LTD,
                  -------------
                  Africa House,
                  Woodbourne Road,
                  Douglas, Isle of Man 1M99 1AW
                                                     (the "Consultant")

AGREEMENTS

For good and valuable consideration, the receipt and sufficiency of which each party acknowledges, the parties hereto agree as follows:

                                     PART 1

                                   APPOINTMENT
                                   -----------

1.01 The Company appoints the Consultant and the Consultant accepts the appointment, to act as an Advisor ("Appointment") to the Company upon the terms and conditions of this Agreement and the Consultant agrees to diligently and faithfully carry out and perform its duties and obligations described in this Agreement.

                                     PART 2

                                TERM OF AGREEMENT
                                -----------------

2.01 This Agreement shall commence on the date first appearing in this Agreement and shall continue for two years ending on December 31, 2000, renewable thereafter, subject to a mutual agreement between the Company and the Consultant.

                                     PART 3

                                    NO AGENCY
                                    ---------

3.01 Except as specifically provided in this Agreement or authorized by the Company in writing, the Consultant shall not be deemed to be the agent of the Company and shall not be authorized or entitled to contract on behalf of or bind the Company in any dealings with third parties with the exception that as Advisor of the Company, the Consultant may enter into contracts or bind the Company within the authority granted to the Advisor by a resolution approved by the Board of Directors of the Company, from time to time.

                                     PART 4

                            DUTIES OF THE CONSULTANT
                            ------------------------

4.01 In consideration of the Consulting Fee, the Consultant agrees to carry out and perform the duties and responsibilities in respect to the Appointment that would normally be expected in an organization of the size and nature of the Company and such other services as the Company may from time to time require in connection with the services named herein.

As Advisor, the Consultant will be responsible for providing market intelligence and strategy to the Company.

                                     PART 5

                                 CONSULTING FEE
                                 --------------

5.01 In consideration of the performance by the Consultant of its obligations under this Agreement, the Company shall pay to the Consultant during the first year, a consulting fee in the amount of U.S. $6,666.66 per month which must be applied to exercise 200,000 options to purchase common shares of the Company at U.S. $.40 per share, such options shall expire on October 28, 2001; during the commencement of the second year of the agreement, the Company shall pay the Consultant U.S. $8,333,33 per month, which must be applied to exercise 200,000 options to purchase common shares of the Company at U.S. $.50 per share; such options shall expire on January 31, 2001. The Consultant shall invoice the Company monthly and the Company will issue the appropriate number of shares against such invoices aggregated quarterly. All other terms and conditions of the options are as set out in the Stock Option Agreement attached as Schedule A.

5.02 In addition, the Consultant shall be granted 100,000 stock appreciation rights ("SAR's") at an Initial Value per SAR of U.S. $.40 with termination 5 years from date of issue. Vesting is subject to the following specific performance criteria:

         (a) 1/3 of all such issued SAR's may only be redeemed upon the Company achieving a Capitalized Stock Value of U.S. $30 million for a consistent twenty (20) day trading period; and
         (b) 1/3 of all such issued SAR's may only be redeemed upon the Company achieving a Capitalized Stock Value of U.S. $50 million for a consistent twenty (20) day trading period; and

         (c) 1/3 of all such issued SAR's may only be redeemed upon the Company achieving a Capitalized Stock Value of U.S. $100 million for a consistent twenty (20) day trading period.

         Upon the Company achieving each aggregate Capitalized Stock Value as set forth above, the Participant's corresponding SAR's shall be fully vested ("Vested SAR's") at all times until expiration, and the Participant shall be entitled to require the Company to redeem his SAR's in accordance with the provisions of Section 7. Any dispute as to whether any of the above vesting benchmarks have been met shall be conclusively settled in the good faith determination of the Company's Board.

         All other terms and conditions shall apply as set out in the Stock Appreciation Rights Plan attached as Schedule C.

5.03 During the second year of the Agreement, the Consultant shall be granted 100,000 options to purchase common shares at U.S. $.50 per share which shall expire January 31, 2005 and shall vest upon commencement of the second year of this agreement. All other terms and conditions of the options are as set out in the Stock Option Agreement attached as Schedule B.


                                     PART 6

                           EXPENSES AND DISBURSEMENTS
                           --------------------------

6.01 In addition to the Consulting Fee the Company shall pay to the Consultant within thirty (30) days after receipt by the Company of invoices therefor, the full amount of all reasonable expenses, disbursements and out-of-pocket costs incurred by the Consultant on behalf of the Company in performing its duties under this Agreement.

                                     PART 7

                             INDEPENDENT CONTRACTOR
                             ----------------------

7.01 Nothing in this Agreement shall create an employment relationship between the Company and the Consultant and it is hereby understood and agreed that the Consultant is and will at all times be an independent contractor in respect to this Agreement.

                                     PART 8

                                RUSHWIND LIMITED
                                ----------------

8.01 It is understood and agreed that the Company has entered into this Agreement by assurances and representations of Ruswind Limited and that the services of Rushwind Limited shall be available to the Company on a part time basis. In the event that the Consultant shall leave the employ of or sell its interest in or resign its position, then the Company shall have the right to forthwith terminate this Agreement upon (30) days notice in writing to the Consultant.

                                     PART 9

                                 CONFIDENTIALITY
                                 ---------------

9.01 The Consultant shall not, either during the term of its appointment or at any time thereafter, disclose to any person, firm or corporation any information concerning the business or affairs of the Company which the Consultant may have acquired in the course of or incidental to its Appointment hereunder or otherwise, whether for its own benefit, or to the detriment, or intended or probable detriment, of the Company. A Non-Disclosure Agreement attached hereto is an integral part of this Agreement and is attached as Schedule D.

                                     PART 10

                                   TERMINATION
                                   -----------

10.01 Either party may give 30 days written notice of intention to terminate this Agreement, which shall terminate accordingly.

                                     PART 11

                              NO FURTHER OBLIGATION
                              ---------------------

11.01 Notwithstanding this Agreement and subject to sections 8.01 and 9.01, either party shall be free to develop other business opportunities and technology on its own or with other groups, partners, associates and consultants, without obligation to include the other party in such technology and projects.

                                     PART 12

                                 NON-COMPETITION
                                 ---------------

12.01 In the event of termination of this Agreement, the Consultant agrees not to accept employment with any person, company, partnership or other business enterprise which is directly competing in any of the Company's businesses at the time of termination nor will the Consultant otherwise independently compete in all cases for a period of one year from the date of termination.

                                     PART 13

                            TERMINATION UPON DEFAULT
                            ------------------------

13.01 In addition to Parts 8, 9 and 10 the Company shall be entitled to terminate this Agreement upon ten (10) days notice in writing to the Consultant in the event that any of the following events of default have occurred:

         (a) the Consultant shall be in default in the observance or performance of any term or condition of this Agreement required to be done, observed or performed by the Consultant and the default continues for a period of thirty
                  (30) days following receipt of written notice of such default from the Company;

         (b) an order shall be made or resolution passed or petition filed for the winding-up of the Consultant; and

         (c) the Consultant shall commit or threaten to commit any act of bankruptcy or shall become insolvent or shall make an assignment or proposal under the Bankruptcy Act or a general assignment in favour of its creditors, or if a bankruptcy petition shall be filed or presented against the Consultant.

                                     PART 14

                                     NOTICE
                                     -------

14.01 Any notice required to be given hereunder by any party shall be given or made in writing and either delivered personally or sent by registered mail, postage prepaid, addressed to the Company at:

                                    105-1700 West 75th Avenue,
                                    Vancouver, B.C.  V6P 6G2

or addressed to the Consultant at:

                                    Africa House,
                                    Woodbourne Road,
                                    Douglas, Isle of Man 1M99 1AW

or to such other address at which any of the parties hereto may from time to time notify the others in writing. The time of giving or making such notice shall be, if delivered, when delivered, and if mailed, then on the fifth (5th) business day after the day of mailing thereof.

                                     PART 15

                                    ENUREMENT
                                    ---------

15.01 This Agreement shall be binding upon and enure to the benefit of the parties hereto and their permitted successors and assigns.

                                     PART 16

                                   ASSIGNMENT
                                   ----------

16.01 Neither party to this Agreement shall be entitled to assign its benefits, interests or obligations under this Agreement without the written consent of the other party hereto.




TO EVIDENCE THEIR AGREEMENT each of the parties has executed this Agreement as set out below.


DYNAMOTIVE TECHNOLOGIES CORPORATION



Per:   /s/ Richard Lin
     --------------------------------
        Authorized Signatory



RUSHWIND LTD.



Per:   /s/ Wendy N des Baines
     --------------------------------
        Authorized Signatory

                                   SCHEDULE A

                             STOCK OPTION AGREEMENT


This Agreement effective this First day of January, 2000.

BY AND BETWEEN:

                  Rushwind Ltd.
                  Africa House,
                  Woodbourne Road,
                  Douglas, Isle of Man 1M99 1AW

                                     (hereinafter referred to as "CONSULTANT")

AND

                  DYNAMOTIVE TECHNOLOGIES CORPORATION
                  105-1700 West 75th Avenue
                  Vancouver, B.C. V6P 6G2

                                    (hereinafter referred to as "DynaMotive").

WHEREAS, DynaMotive has commissioned the CONSULTANT to provide consulting services to the Company.

WHEREAS, DynaMotive desired to grant the CONSULTANT an option to purchase Common Shares in the Company.

NOW THEREFORE IT IS AGREED:

1. DynaMotive grants the CONSULTANT an option to purchase a total of two hundred thousand (200,000) Common Shares (hereinafter called the "Options") at an exercise price of U.S. $.50 per share (subject to adjustment as hereinafter provided); such option shall terminate on January 31, 2001 ("Termination Date"). The Options provided herein shall vest upon presentation of invoices for the Base Consulting Fee as set out in paragraph 5.01 of the Consulting Agreement.

2.       Such Options may be exercised at the discretion of the CONSULTANT.

3. In order to exercise the options, the CONSULTANT shall, no later than the close of business (Vancouver time) on the Termination Date give written notice to DynaMotive of the intention to exercise the Option in whole or in part, such notice to be accompanied by cash or certified cheque, payable to DynaMotive Technologies Corporation in the appropriate amount, or an invoice for services rendered. After receipt of such notice, DynaMotive shall issue a Treasury Order to its Registrar and Transfer Agent for the required number of Common Shares.

4. The Options granted may not be assigned nor transferred in whole or in part.

5. The Option shall be in full force and effect and exercisable until the Termination Date. However, should the CONSULTANT die during the term of the Option, any unexercised portion of the Option shall be available for exercise by the CONSULTANT's estate within twelve (12) months after the date of the CONSULTANT's death.

6. The exercise of this Option or any amendments to this Agreement may be subject to the prior approval, where necessary, by certain securities legislation or jurisdictions.

7. In the event that there is any material change in the Common Shares of DynaMotive through the declaration of stock dividends or stock splits or consolidations or exchanges of shares, the number of Common Shares subject to Option and the Option price thereof shall be adjusted appropriately by the Board of Directors and such adjustment shall be effective and binding for all purposes of this Agreement.

8. In the event that DynaMotive shall amalgamate, consolidate with, or merge into another corporation, the CONSULTANT will thereafter receive, upon the exercise of the Option, the securities or property to which a holder of the number of Common Shares then deliverable upon the exercise of the within Option would have been entitled to upon such amalgamation, consolidation, or merger and DynaMotive will take steps in connection with such amalgamation, consolidation, or merger as may be necessary to ensure that those provisions hereof shall thereafter be applicable, as near as reasonably may be, in relation to any securities or property thereafter deliverable upon the exercise of the Option granted herein. A sale of all or substantially all of the assets of DynaMotive for a consideration (apart from the assumption of obligations) a substantial portion of which consists of securities shall be deemed a consolidation, amalgamation or merger for the purposes hereof.

9. This Agreement shall enure to the benefit of and be binding upon the parties hereto and upon the successors or assigns of DynaMotive and upon the executors, administrators and legal personal representatives of the CONSULTANT.

10. This Agreement shall be governed, construed and enforced according to the laws of the Province of British Columbia and is subject to the exclusive jurisdiction of the courts of the Province of British Columbia.

IN WITNESS WHEREOF the parties hereto have hereunto executed this Agreement as of the day and year first above written.


THE COMMON SEAL OF DYNAMOTIVE        )
TECHNOLOGIES CORPORATION             )
was hereunto affixed in the          )
presence of:                         )                 C/S



/s/  Richard Lin
-------------------------------      )
                                     )

SIGNED, SEALED AND DELIVERED         )
by CONSULTANT in the presence of:    )
                                     )
                                     )
/s/ Martin Corlett                   )
-------------------------------      )
Name                                 )
                                     )      /s/ Wendy N des Baines
                                     )      --------------------------
                                     )      RUSHWIND LIMITED
   COMPANIES REGISTRY                )
-------------------------------      )
Address                              )
                                     )
   FINCH ROAD                        )
-------------------------------      )
                                     )
   DOUGLAS IM1 2SB                   )
-------------------------------      )
Occupation


    MARTIN CORLETT
    COMMISSIONER FOR OATHS

                                   SCHEDULE B

                             STOCK OPTION AGREEMENT


This Agreement effective this First day of January, 2000.

BY AND BETWEEN:

                  Rushwind Ltd.
                  Africa House,
                  Woodbourne Road,
                  Douglas, Isle of Man 1M99 1AW

                                      (hereinafter referred to as "CONSULTANT")

AND

                  DYNAMOTIVE TECHNOLOGIES CORPORATION
                  105-1700 West 75th Avenue
                  Vancouver, B.C. V6P 6G2

                                     (hereinafter referred to as "DynaMotive").

WHEREAS, DynaMotive has commissioned the CONSULTANT to provide consulting services to the Company.

WHEREAS, DynaMotive desired to grant the CONSULTANT an option to purchase Common Shares in the Company.

NOW THEREFORE IT IS AGREED:

1. DynaMotive grants the CONSULTANT an option to purchase a total of one hundred thousand (100,000) Common Shares (hereinafter called the "Options") at an exercise price of U.S. $.50 per share (subject to adjustment as hereinafter provided); such option shall terminate on January 31, 2005 ("Termination Date"). The Options provided herein shall vest upon commencement of the second year of the Consulting Agreement as set out in paragraph 5.03 of the Consulting Agreement.

2.       Such Options may be exercised at the discretion of the CONSULTANT.

3. In order to exercise the options, the CONSULTANT shall, no later than the close of business (Vancouver time) on the Termination Date give written notice to DynaMotive of the intention to exercise the Option in whole or in part, such notice to be accompanied by cash or certified cheque, payable to DynaMotive Technologies Corporation in the appropriate amount. After receipt of such notice, DynaMotive shall issue a Treasury Order to its Registrar and Transfer Agent for the required number of Common Shares.

6. The Options granted may not be assigned nor transferred in whole or in part.

7. The Option shall be in full force and effect and exercisable until the Termination Date. However, should the CONSULTANT die during the term of the Option, any unexercised portion of the Option shall be available for exercise by the CONSULTANT's estate within twelve (12) months after the date of the CONSULTANT's death.

6. The exercise of this Option or any amendments to this Agreement may be subject to the prior approval, where necessary, by certain securities legislation or jurisdictions.

7. In the event that there is any material change in the Common Shares of DynaMotive through the declaration of stock dividends or stock splits or consolidations or exchanges of shares, the number of Common Shares subject to Option and the Option price thereof shall be adjusted appropriately by the Board of Directors and such adjustment shall be effective and binding for all purposes of this Agreement.

8. In the event that DynaMotive shall amalgamate, consolidate with, or merge into another corporation, the CONSULTANT will thereafter receive, upon the exercise of the Option, the securities or property to which a holder of the number of Common Shares then deliverable upon the exercise of the within Option would have been entitled to upon such amalgamation, consolidation, or merger and DynaMotive will take steps in connection with such amalgamation, consolidation, or merger as may be necessary to ensure that those provisions hereof shall thereafter be applicable, as near as reasonably may be, in relation to any securities or property thereafter deliverable upon the exercise of the Option granted herein. A sale of all or substantially all of the assets of DynaMotive for a consideration (apart from the assumption of obligations) a substantial portion of which consists of securities shall be deemed a consolidation, amalgamation or merger for the purposes hereof.

9. This Agreement shall enure to the benefit of and be binding upon the parties hereto and upon the successors or assigns of DynaMotive and upon the executors, administrators and legal personal representatives of the CONSULTANT.

10. This Agreement shall be governed, construed and enforced according to the laws of the Province of British Columbia and is subject to the exclusive jurisdiction of the courts of the Province of British Columbia.




IN WITNESS WHEREOF the parties hereto have hereunto executed this Agreement as of the day and year first above written.

THE COMMON SEAL OF DYNAMOTIVE        )
TECHNOLOGIES CORPORATION             )
was hereunto affixed in the          )
presence of:                         )                 C/S
                                     )
/s/ Richard Lin                      )
-------------------------------      )
                                     )






SIGNED, SEALED AND DELIVERED         )
by CONSULTANT in the presence of:    )
                                     )
                                     )
 /s/ Wendy N des Baines              )
-------------------------------      )
Name                                 )
                                     )
   /s/ Martin Corlett                )
-------------------------------      )       /s/ Wendy N des Baines
                                     )      ----------------------------------
                                     )      RUSHWIND LIMITED
 COMPANIES REGISTRY                  )
-------------------------------      )
Address                              )
                                     )
 FINCH ROAD                          )
-------------------------------      )
                                     )
 DOUGLAS IM1 2SB                     )
-------------------------------      )
Occupation


    MARTIN CORLETT
    COMMISSIONER FOR OATHS

                                   SCHEDULE C


Rushwind Ltd.
Africa House,
Woodbourne Road,
Douglas, Isle of Man 1M99 1AW

                  Re:  1998 STOCK APPRECIATION RIGHTS AGREEMENT

         In accordance with the DynaMotive Technologies Corporation 1998 Stock Appreciation Rights Plan (the "Plan"), this 1998 Stock Appreciation Rights Agreement (the "Agreement") hereby evidences the issuance to you by DynaMotive Technologies Corporation of an award of 100,000 stock appreciation rights ("SAR's"). The SAR's awarded to you have an Initial Value per SAR of U.S. $.40 as approved by the Board; the Redemption Price will be valued in accordance with the terms, definitions and provisions of the Plan, which are incorporated herein by reference.

         The SAR's awarded to you shall be used solely as a device for the measurement and determination of the amount of ordinary compensation to be paid to you as provided in the Plan, and are not intended to provide you with any special tax benefits. Moreover, you shall have no rights as a shareholder of the Company by virtue of having been awarded SAR's under the Plan and shall have only the rights specifically provided in the Plan.

         By executing this Agreement. you acknowledge receipt of a copy of the Plan., which is attached hereto as an exhibit and represent that you have read the terms and provisions of the Plan and accept this award of SAR's subject to all of the terms and provisions thereof.

                                     DYNAMOTIVE TECHNOLOGIES CORPORATION


                                     By: /s/ Richard Lin
                                         -------------------------------

                                     Name: Richard C.H. Lin

                                     Title: Chairman



Agreed to this _____ day of  ___________, 1999.


/s/ Wendy N des Baines
---------------------------------------
Rushwind Limited

                                   SCHEDULE D

                            NON-DISCLOSURE AGREEMENT

THIS AGREEMENT is dated for reference the  7TH day of NOVEMBER, 2000
                                           ---        --------

BETWEEN:

         DYNAMOTIVE TECHNOLOGIES CORPORATION, a British Columbia company having a place of business at 105 - 1700 West 75th Avenue, Vancouver, British Columbia, V6P 6G2

         ("Disclosing Party")

AND:
         RUSHWIND LIMITED, a business having its principal office at Africa House, Woodbourne Road, Douglas, Isle of Man 1M99 1AW

         ("Receiving Party")


WHEREAS:

A. the Disclosing Party is in the business of environmental and renewable energy technologies;

B.       the Receiving Party is in the business of investment & business
                                                   ----------------------
         advisory services.

C. the Disclosing Party and the Receiving Party intend to investigate collaborative business opportunities (the "Purpose");

D. in order to fulfill the Purpose the Disclosing Party may disclose information that is not available to the general public to the Receiving Party (the "Confidential Information"), including without limitation, BioOil information, trade secrets, financial, corporate, marketing, product, research, technical, manufacturing and/or personnel information or any other information, in any form or media, relating to the Disclosing Party, its affiliates, associates and/or other related entities (collectively "Related Entities") and/or to any of their respective customers, suppliers and other business partners (collectively "Business Partners"), specifically identified as confidential by the Disclosing Party at, or prior to, the time of its disclosure, or the nature of which is such that it would generally be considered confidential in the industry in which the Disclosing Party operates; and

E. the disclosure of any Confidential Information to third parties would cause harm to the Disclosing Party, its Related Entities and Business Partners;


NOW THEREFORE THIS AGREEMENT WITNESSES that in consideration of the Disclosing Party disclosing Confidential Information to the Receiving Party and of the covenants and agreements contained in this Agreement, the parties agree as follows:

1. TREATMENT OF CONFIDENTIAL INFORMATION - The Receiving Party covenants that, except as specifically set out in paragraph 2, it will deal with any of the Confidential Information which it receives or gains access to, in accordance with the terms and conditions of this Agreement.

2. EXCLUSIONS - The terms and conditions of this Agreement shall not apply to any Confidential Information which the Receiving Party can establish:

         a) is, or becomes, readily available to the public other than through a breach of the obligations set out in this Agreement; or

         b) was disclosed, lawfully and not in breach of any contractual or other legal obligation, to the Receiving Party by a third party.

3. OWNERSHIP OF CONFIDENTIAL INFORMATION - The Receiving Party acknowledges that the Confidential Information, including all patent rights, trade secrets, copyrights and all other intellectual property and proprietary rights related thereto, is and shall be the sole and exclusive property of the Disclosing Party, its Related Entities or Business Partners as appropriate, and shall be held in trust by the Receiving Party for these persons. The Receiving Party acknowledges that it shall not acquire any right, title or interest in or to the Confidential Information or to any intellectual property or other proprietary rights related thereto.

4. DISCLOSURE - The Receiving Party shall keep all of the Confidential Information in strict confidence and shall not, without the prior written consent of the Disclosing Party, directly or indirectly, disclose, allow access to, transmit, transfer or make available to any person, firm, company, consultant, partnership, entity or other party (each a "Person"), for any use whatsoever, any Confidential Information, other than to a Person who:

         a) is an officer, director, employee or consultant of the Receiving Party;

         b) has a need to know such Confidential Information to facilitate the fulfilment of the Purpose; and

         c) has executed a non-disclosure or other agreement with the Receiving Party which prohibits the disclosure of the Confidential Information on terms that are consistent with the provisions of this Agreement.

         Notwithstanding the foregoing, to the extent the Receiving Party can establish that it is required by law to disclose any Confidential Information it shall be permitted to do so, provided that notice of the requirement to disclose is first delivered to the Disclosing Party at the address set out above in a timely manner, so that the Disclosing Party has the opportunity to contest this potential disclosure.

5. USE OF CONFIDENTIAL INFORMATION - The Receiving Party shall use any Confidential Information disclosed hereunder solely to fulfill the Purpose and shall not, either directly or indirectly, use the Confidential Information for any other reason or in any other manner.

6. REPRODUCTION/SECURITY - Except as reasonably required to fulfill the Purpose, the Receiving Party shall not, either directly or indirectly, copy or reproduce Confidential Information in any manner or medium. The Receiving Party shall ensure that any such copy of Confidential Information is clearly marked, or otherwise identified, as confidential and proprietary to the Disclosing Party. The Receiving Party shall ensure that all Confidential Information, and all copies thereof, are stored in a secure place while in the Receiving Party's possession, custody, charge or control.

7. RETURN OF CONFIDENTIAL INFORMATION - Upon fulfilment of the Purpose, or at any time upon request by the Disclosing Party, the Receiving Party shall immediately return to the Disclosing Party all Confidential Information, and all copies thereof, in the Receiving Party's possession, charge, control or custody and shall ensure that any third party to which it has disclosed the Confidential Information does the same. This agreement shall survive to the fullest extent and time as permitted by law.

8. EQUITABLE RELIEF - The Receiving Party acknowledges that a breach of this Agreement will result in irreparable and immediate harm to the Disclosing Party and agrees that in the event of such a breach, the Disclosing Party shall be entitled to equitable relief by way of temporary or permanent injunction and to seek such other relief that any court may deem just and proper.

9. NO REPRESENTATIONS OR WARRANTIES - The Receiving Party acknowledges and agrees that:

         a) this Agreement does not constitute any representation, warranty or guarantee by the Disclosing Party that the Confidential Information does not infringe any third party rights; and

         b) the Disclosing Party shall not be liable for any errors or omissions in the Confidential Information or the use or the results of the use of the Confidential Information.

10. NO OBLIGATION - Nothing in this Agreement obligates the Disclosing Party to make any particular disclosure of Confidential Information.

11. INDEMNITY - The Receiving Party shall indemnify and hold the Disclosing Party harmless from and against any and all claims, suits, losses, damages, costs or expenses, including reasonable attorney fees, incurred or suffered by the Disclosing Party as a result of the Receiving Party, or its officers, directors, employees or consultants, using or disclosing the Confidential Information other than in accordance with this Agreement, whether this use or disclosure is done negligently or otherwise.

12. GOVERNING LAW - This Agreement shall be governed and construed in accordance with the laws in force in the Province of British Columbia. The courts of British Columbia shall have non-exclusive jurisdiction to hear any matters arising in connection with this Agreement.

13. ENTIRE AGREEMENT - This Agreement constitutes the entire agreement between the parties with respect to the subject matter of this Agreement and cancels and supersedes any prior discussions, correspondence, understandings, agreements or communication of any nature relating to the subject of this Agreement.

14. ASSIGNMENT - This Agreement may not be assigned by either party without the prior written consent of the other.

15. RECITALS INCLUDED - The recitals set out in the preamble of this Agreement shall be deemed to be included in, and form an integral part of this Agreement.

16. TERM - This Agreement is to remain in effect for five (5) years after the effective date of execution.

17. COUNTERPARTS - This Agreement may be executed in one or more counterparts each of which when executed by any of the parties shall be deemed to be an original, and all such counterparts shall together constitute one and the same Agreement. This Agreement may be delivered by facsimile transmission by either party to the other.


IN WITNESS WHEREOF the parties have executed this Agreement:



DYNAMOTIVE TECHNOLOGIES                     RUSHWIND LIMITED
CORPORATION

                                             /S/  Wendy N des Baines

Per: /s/ Richard Lin                     Per: /s/ Wendy N des Baines
    --------------------------               ---------------------------
     Signature                               Signature


    Richard Lin                          Wendy N des Baines
    ---------------------------          -------------------------------
    Name                                 Name


    Chairman                             Director
    ---------------------------          -------------------------------
    Position                             Position